CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

DERIVED INFORMATION   [11/27/02]

[$337,600,000]

Senior, Subordinate & Mezzanine Bonds Offered

(Approximate)

[$650,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2002-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

 [$337,600,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2002-5

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	[274,250,000]	II	Senior/Adj	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-2	[30,850,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A/A2/A
B-1	[22,750,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB+/Baa2/BBB+
B-2	[9,750,000]	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB
Total	[337,600,000]

Non-offered Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	[275,000,000]	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
M-1	[37,400,000]	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
A-IO	Notional (4)	I & II	Variable IO	(5)	N/A	AAA/Aaa/AAA
R (3)	[50]	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	[0]	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes [4%] CPR increasing to [20%] CPR in month [12] and the adjustable rate collateral ramp assumes [6%] CPR increasing to [28%] CPR in month [18].  Bonds are priced to call.

(2)

The coupons on the Offered Certificates are capped by the applicable Net Funds Cap as described below.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) [55.00%] of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 30th Distribution Date and (b) zero on the 31st Distribution Date and thereafter.

(5)

[8.00]% less one month LIBOR, subject to an available funds cap.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	[100]% by Fairbanks Capital Corp.
Special Servicer:	Fairbanks Capital Corp.
Trustee:	TBD
Bond Insurer:	Financial Security Assurance Inc. (AAA/Aaa)
Cap Counterparty:	TBD
Cut-off Date:	On or about December 1, 2002 for the initial Mortgage Loans.
Investor Settlement:	On or about [December 20, 2002], Closing Date [December 19, 2002]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in January 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, December 25, 2002) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	[0] days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.4545%] CPR per month to [20%] CPR in month 12, and remaining at [20%] CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at [6%] CPR in month 1, increasing by approximately [1.2941%] CPR per month to [28%] CPR in month [18], and remaining at [28%] CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class B-1:

  BBB+/Baa2/BBB+

Class B-2:

  BBB-/Baa3/BBB

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [5%] – [10%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-2, Class B-1 and Class B-2 Certificates
ERISA Eligibility:

[Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 may be purchased by employee benefit plans that are subject to ERISA].

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

SMMEA Treatment:

[The Class A-2 will constitute a “mortgage related security” for purposes of SMMEA.  The Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 will not constitute “mortgage related securities” for purposes of SMMEA].

Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Coupon Step-up:

If the optional clean-up call is not exercised, the pass-through rate on the Certificates, except Class A-IO, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one half the initial pass through margin with respect to the Class M-1, Class M-2, Class B-1 and Class B-2.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, if any, loss mitigation advisor and mortgage insurer (as applicable) fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than Class A-IO) for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO Certificates for each distribution date is a per annum rate equal to the lesser of (i) the excess, if any, of 8.00% over one-month LIBOR for that distribution date and (ii) the Class A-IO Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and a fraction the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, the per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for Loan Group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of Loan Group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO Net Funds Cap:

For any distribution date and the Class A-IO Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that distribution date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that distribution date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that distribution date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) [55.00%].

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, will be a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

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           CREDIT SUISSE FIRST BOSTON

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Subordinate Group 1 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any distribution date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period less the Class Principal Balance of the Class A-2 Certificates.

Cap Agreement:

On the closing date, the Issuer shall enter into an interest rate cap agreement with [TBD]  (“Counterparty”), whereby the Counterparty agrees to make payments to the Issuer on the 25th day of each month (beginning [February 2003] through and including [July 2004]) equal to the excess, if any, of (1) the lesser of (a) One Month LIBOR for the related period and (b) [4.45%] over (2) [1.45%].   Payments made to the Issuer under the Cap Agreement are based off an amortizing notional balance, initially [$320,000,000].   A description of the Interest Rate Cap Account and the notional schedule of the Cap Agreement is displayed on page 13.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1 and Class A-2 Certificates and any distribution date, an annual rate equal to the weighted average of (i) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in the related loan group and (ii) the Net Mortgage Rates of the fixed-rate mortgage loans in the related loan group. For the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and any distribution date, an annual rate equal to the weighted average of (x) the maximum mortgage rates minus the Expense Fee Rate of the adjustable-rate mortgage loans in both loan groups and the (y) Net Mortgage Rates of the fixed-rate mortgage loans in both loan groups.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through for such Class.

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           CREDIT SUISSE FIRST BOSTON

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Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicer and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that distribution date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that distribution date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to cover Realized Losses on the mortgage loans incurred during the related Collection Period and (7) with respect to the February 2003 distribution date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any Distribution Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period less the product of (a) the FSA Premium Rate multiplied by (b) the aggregate Class Principal Balance of either the Class A-1 or the Class A-2 Certificates, as applicable, divided by the Aggregate Collateral Balance for the related loan group as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the Interest Remittance Amount for that Loan Group which did not arise as a result of a default or delinquency of the related Mortgage Loans.

Credit Enhancement:	1. Excess cashflow (including claims on any MI policies).
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[15.50]%	[17.00]%	[34.00]%
M-1	[9.75]%	[11.25]%	[22.50]%
M-2	[5.00]%	[6.50]%	[13.00]%
B-1	[1.50]%	[3.00]%	[6.00]%
B-2	[0.00]%	[1.50]%	[3.00]%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance;.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

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Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in January 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [34.00]%.
Trigger Event:	TDB
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-Off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut Off Date occurs and ending on the Cut-Off Date prior to the close of business on January 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the March 2003 distribution date or (ii) the February 2003 distribution date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial cut-off date) which were less than 30 days delinquent as of the initial cut-off date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial cut-off date occurs and ending on the initial cut-off date, prior to the close of business on January 30, 2003.

Group Allocation Amount:

For any distribution date on or after the Stepdown Date, the product of the Senior Principal Payment Amount for that distribution date and a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that distribution date (as described in the prospectus supplement).

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed on each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Bond Insurer, the policy premium amount;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4.

From Group 1, to the Trustee and the Bond Insurer, the Trustee fee and policy premium amount remaining unpaid from (1 & 2) above, if any;

5.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

Concurrently, to the Class A Certificates, and the Class A-IO Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2 and Class A-IO are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans.

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           CREDIT SUISSE FIRST BOSTON

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7.

To the Bond Insurer, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, reimbursement for amounts paid under the certificate guarantee insurance policy.

8.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and

11.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class; and

12.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balances of such classes is reduced to zero;
2. From Group 2, sequentially first to the Class R Certificates and then to the Class A-2 Certificates until the respective principal balance of such classes have been reduced to zero;
3. From Group 1, to the Class A-2 Certificates until the Class Certificate principal balances have been reduced to zero;
4. From Group 2, to the Class A-1 Certificates until the Class Certificate Balances have been reduced to zero.
5. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I above.
6. Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount, until the respective Class Principal Balance is reduced to zero;

3. To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section II above;

4.    Sequentially, to the Class M-1, Class M-2, Class B-1 and B-2 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 6) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class X Certificates.

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2.

(A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x) the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero;

(ii) sequentially, to (x) the Class A-2 Certificates, and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance of such class has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance of such class has been reduced to zero; and

(d) to the Class B-1, until the Class Principal Balance of such class has been reduced to zero; and

(e) to the Class B-2, until the Class Principal Balance of such class has been reduced to zero;

(B) On each distribution date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such distribution date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Bond Insurer, reimbursement for amounts paid under the certificate guarantee insurance policy to the extent not otherwise paid in Section I, II and III above.

4.     To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;
9. To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;
10. To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;
11. To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class; 12. To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;
13. To the Basis Risk Reserve Fund, any amounts required to be paid thereto;
14. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and
15. To the Class R Certificates, any remaining amount.

Amounts on deposit in the Interest Rate Cap Account (as described on page 13) will be available on anyany distribution date to pay following amounts:

(i) to the Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates and Class B-2 Certificates,

in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such distribution date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, and Class B-2, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such distribution date.

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BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.4	3.8	2.9	1.9	1.5	1.3
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	178	124	93	60	51	34

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.0	6.9	5.2	3.9	3.8	3.6
First Pay (Month)	60	42	37	40	41	43
Last Pay (Month)	178	124	93	60	51	43

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.0	6.9	5.2	3.8	3.6	3.5
First Pay (Month)	60	42	37	38	38	39
Last Pay (Month)	178	124	93	60	51	43

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.8	5.1	3.7	3.4	3.3
First Pay (Month)	60	42	37	37	37	38
Last Pay (Month)	178	124	93	60	51	43

To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.8	4.1	3.2	2.0	1.7	1.3
First Pay (Month)	1	1	1	1	1	1
Last Pay (Month)	326	264	205	136	113	34

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.8	7.5	5.7	4.2	4.0	4.2
First Pay (Month)	60	42	37	40	41	43
Last Pay (Month)	269	197	151	97	81	69

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.3	5.5	4.0	3.7	3.6
First Pay (Month)	60	42	37	38	38	39
Last Pay (Month)	238	172	130	84	70	59

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.8	5.1	3.7	3.4	3.3
First Pay (Month)	60	42	37	37	37	38
Last Pay (Month)	189	134	100	65	54	46

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Collateral Net WAC – Class A-2

Net Period WAC (1)		Net Period WAC (1)		Net Period WAC (1)		Net Period WAC (2)		Net Period WAC (2)		Net Period WAC (2)

1	7.32%	37	7.61%	73	7.58%	1	7.32%	37	10.65%	73	11.82%
2	7.32%	38	7.61%	74	7.58%	2	7.32%	38	10.65%	74	11.81%
3	7.32%	39	7.61%	75	7.58%	3	7.32%	39	10.64%	75	11.80%
4	7.32%	40	7.61%	76	7.58%	4	7.32%	40	10.93%	76	11.79%
5	7.32%	41	7.60%	77	7.58%	5	7.32%	41	11.48%	77	11.78%
6	7.32%	42	7.60%	78	7.58%	6	7.32%	42	11.47%	78	11.77%
7	7.32%	43	7.60%	79	7.58%	7	7.32%	43	11.47%	79	11.76%
8	7.32%	44	7.60%	80	7.58%	8	7.32%	44	11.46%	80	11.75%
9	7.32%	45	7.60%	81	7.58%	9	7.32%	45	11.45%	81	11.73%
10	7.32%	46	7.60%	82	7.58%	10	7.32%	46	11.48%	82	11.72%
11	7.32%	47	7.60%	83	7.58%	11	7.32%	47	11.72%	83	11.71%
12	7.32%	48	7.60%	84	7.58%	12	7.32%	48	11.73%	84	11.70%
13	7.32%	49	7.60%	85	7.57%	13	7.32%	49	11.72%	85	11.69%
14	7.32%	50	7.60%	86	7.57%	14	7.32%	50	11.71%	86	11.68%
15	7.32%	51	7.60%	87	7.57%	15	7.32%	51	11.70%	87	11.67%
16	7.32%	52	7.60%	88	7.57%	16	7.32%	52	11.69%	88	11.66%
17	7.32%	53	7.60%	89	7.57%	17	7.32%	53	11.91%	89	11.65%
18	7.32%	54	7.60%	90	7.57%	18	7.32%	54	11.91%	90	11.64%
19	7.32%	55	7.60%	91	7.57%	19	7.32%	55	11.91%	91	11.63%
20	7.32%	56	7.60%	92	7.57%	20	7.32%	56	11.90%	92	11.61%
21	7.32%	57	7.59%	93	7.57%	21	7.32%	57	11.89%	93	11.60%
22	7.38%	58	7.59%	94	7.57%	22	8.08%	58	11.88%	94	11.59%
23	7.56%	59	7.59%	95	7.57%	23	8.91%	59	11.95%	95	11.58%
24	7.56%	60	7.59%	96	7.57%	24	8.93%	60	11.94%	96	11.57%
25	7.55%	61	7.59%	97	7.57%	25	8.92%	61	11.94%	97	11.56%
26	7.55%	62	7.59%	98	7.57%	26	8.92%	62	11.93%	98	11.55%
27	7.55%	63	7.59%	99	7.56%	27	8.92%	63	11.92%	99	11.54%
28	7.55%	64	7.59%	100	7.56%	28	9.19%	64	11.91%	100	11.53%
29	7.55%	65	7.59%	101	7.56%	29	9.51%	65	11.90%	101	11.51%
30	7.55%	66	7.59%	102	7.56%	30	9.51%	66	11.89%	102	11.50%
31	7.55%	67	7.59%			31	9.51%	67	11.88%
32	7.55%	68	7.59%			32	9.50%	68	11.87%
33	7.55%	69	7.59%			33	9.50%	69	11.86%
34	7.56%	70	7.59%			34	9.80%	70	11.85%
35	7.61%	71	7.58%			35	10.66%	71	11.84%
36	7.61%	72	7.58%			36	10.66%	72	11.83%

_____________________________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.47%; run at 100% PPC to maturity. Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at 100% PPC to maturity. Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Collateral Net WAC – Mezzanine & Subordinate Classes

Net Period WAC (1)		Net Period WAC (1)		Net Period WAC (1)		Net Period WAC (2)		Net Period WAC (2)		Net Period WAC (2)

1	7.55%	37	7.73%	73	7.76%	1	7.55%	37	10.65%	73	12.43%
2	7.55%	38	7.73%	74	7.76%	2	7.55%	38	10.65%	74	12.42%
3	7.55%	39	7.73%	75	7.76%	3	7.55%	39	10.65%	75	12.42%
4	7.55%	40	7.73%	76	7.76%	4	7.55%	40	10.99%	76	12.41%
5	7.55%	41	7.73%	77	7.76%	5	7.55%	41	11.58%	77	12.40%
6	7.55%	42	7.74%	78	7.76%	6	7.55%	42	11.59%	78	12.39%
7	7.55%	43	7.74%	79	7.76%	7	7.55%	43	11.58%	79	12.38%
8	7.55%	44	7.74%	80	7.77%	8	7.55%	44	11.58%	80	12.37%
9	7.55%	45	7.74%	81	7.77%	9	7.55%	45	11.57%	81	12.36%
10	7.55%	46	7.74%	82	7.77%	10	7.55%	46	11.74%	82	12.35%
11	7.55%	47	7.74%	83	7.77%	11	7.55%	47	12.08%	83	12.35%
12	7.55%	48	7.74%	84	7.77%	12	7.55%	48	12.09%	84	12.34%
13	7.55%	49	7.74%	85	7.77%	13	7.55%	49	12.08%	85	12.33%
14	7.55%	50	7.74%	86	7.77%	14	7.55%	50	12.07%	86	12.32%
15	7.55%	51	7.74%	87	7.77%	15	7.55%	51	12.07%	87	12.31%
16	7.55%	52	7.74%	88	7.77%	16	7.55%	52	12.19%	88	12.30%
17	7.55%	53	7.74%	89	7.77%	17	7.55%	53	12.51%	89	12.29%
18	7.55%	54	7.74%	90	7.78%	18	7.55%	54	12.51%	90	12.28%
19	7.55%	55	7.74%	91	7.78%	19	7.55%	55	12.51%	91	12.27%
20	7.55%	56	7.75%	92	7.78%	20	7.55%	56	12.50%	92	12.26%
21	7.55%	57	7.75%	93	7.78%	21	7.56%	57	12.50%	93	12.26%
22	7.58%	58	7.75%	94	7.78%	22	8.06%	58	12.50%	94	12.25%
23	7.70%	59	7.75%	95	7.78%	23	8.74%	59	12.55%	95	12.24%
24	7.69%	60	7.75%	96	7.78%	24	8.76%	60	12.54%	96	12.23%
25	7.69%	61	7.75%	97	7.78%	25	8.76%	61	12.53%	97	12.22%
26	7.70%	62	7.75%	98	7.78%	26	8.76%	62	12.53%	98	12.21%
27	7.70%	63	7.75%	99	7.79%	27	8.76%	63	12.52%	99	12.20%
28	7.70%	64	7.75%	100	7.79%	28	8.96%	64	12.51%	100	12.19%
29	7.70%	65	7.75%	101	7.79%	29	9.23%	65	12.50%	101	12.18%
30	7.70%	66	7.75%	102	7.79%	30	9.24%	66	12.49%	102	12.17%
31	7.70%	67	7.75%			31	9.24%	67	12.49%
32	7.70%	68	7.76%			32	9.24%	68	12.48%
33	7.70%	69	7.76%			33	9.24%	69	12.47%
34	7.71%	70	7.76%			34	9.69%	70	12.46%
35	7.73%	71	7.76%			35	10.62%	71	12.45%
36	7.73%	72	7.76%			36	10.66%	72	12.44%

_________________________________________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 1.47%; run at 100% PPC to maturity. Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming each adjustable rate Mortgage Loan index equals 20.00%; run at 100% PPC to maturity. Net WAC indicates the weighted average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Interest Rate Cap

				1m libor strike
Accrual			Notional	Strike A	Strike B
12/25/2002	-	1/25/2003	-	1.45%	4.45%
01/25/03	-	02/25/03	320,000,000.00	1.45%	4.45%
2/25/2003	-	3/25/03	315,000,000.00	1.45%	4.45%
3/25/2003	-	04/25/03	315,000,000.00	1.45%	4.45%
04/25/03	-	05/25/03	310,000,000.00	1.45%	4.45%
5/25/2003	-	6/25/03	304,000,000.00	1.45%	4.45%
6/25/2003	-	07/25/03	299,000,000.00	1.45%	4.45%
07/25/03	-	08/25/03	294,000,000.00	1.45%	4.45%
8/25/2003	-	09/25/03	283,000,000.00	1.45%	4.45%
9/25/2003	-	10/25/03	278,000,000.00	1.45%	4.45%
10/25/03	-	11/25/03	268,000,000.00	1.45%	4.45%
11/25/2003	-	12/25/03	257,000,000.00	1.45%	4.45%
12/25/2003	-	01/25/04	252,000,000.00	1.45%	4.45%
01/25/04	-	02/25/04	241,000,000.00	1.45%	4.45%
2/25/2004	-	03/25/04	231,000,000.00	1.45%	4.45%
3/25/2004	-	04/25/04	226,000,000.00	1.45%	4.45%
04/25/04	-	05/25/04	215,000,000.00	1.45%	4.45%
5/25/2004	-	06/25/04	210,000,000.00	1.45%	4.45%
6/25/2004	-	07/25/04	199,000,000.00	1.45%	4.45%

_________________________

** The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the notional balance for the related period

(shown above) at a per annum rate equal to:

The excess, if any, of:

(a)

the lesser of (i) the current 1m libor rate for such period and (ii) [4.45]%    --- OVER ---

(b)

[1.45]%

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any distribution date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future distribution dates to make the payments described on page 9. However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$9,750,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the �refunding, and is based off of rolled scheduled balances as of the 12/01/02 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,746
Total Outstanding Loan Balance	$643,031,791.56	Min	Max
Average Loan Current Balance	$135,489.21	$ 3,324.16	$ 728,654.27
Weighted Average Original LTV	81.06%*
Weighted Average Coupon	8.13%	4.50%	16.75%
Arm Weighted Average Coupon	8.03%
Fixed Weighted Average Coupon	8.60%
Weighted Average Margin	6.63%	2.75%	11.43%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	1.36%

1.0

Note, for second liens, CLTV is employed in this calculation.

		Loan Count	Balance	%
Current Rate	0.01 – 5.50	22	4,393,060.27	0.68
	5.51 – 6.00	72	14,732,641.51	2.29
	6.01 – 6.50	232	46,364,327.01	7.21
	6.51 – 7.00	422	78,496,844.02	12.21
	7.01 – 7.50	594	97,857,908.10	15.22
	7.51 – 8.00	806	116,386,796.40	18.10
	8.01 – 8.50	548	78,512,740.80	12.21
	8.51 – 9.00	578	77,507,317.50	12.05
	9.01 – 9.50	350	41,921,010.08	6.52
	9.51 – 10.00	362	41,276,497.67	6.42
	10.01 – 10.50	135	13,101,872.89	2.04
	10.51 – 11.00	123	11,244,374.65	1.75
	11.01 – 11.50	69	5,837,852.63	0.91
	11.51 – 12.00	89	4,260,228.85	0.66
	12.01 – 12.50	59	2,480,506.71	0.39
	12.51 – 13.00	42	1,638,927.37	0.25
	13.01 – 13.50	13	1,092,236.78	0.17
	13.51 – 14.00	167	4,139,653.98	0.64
	14.01 – 14.50	22	660,666.57	0.10
	14.51 >=	41	1,126,327.73	0.18
	Total:	4,746	643,031,791.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

FICO	Not Available	4	247,172.12	0.04
	476 – 500	7	720,841.67	0.11
	501 – 525	210	26,970,803.07	4.19
	526 – 550	332	41,886,645.35	6.51
	551 – 575	457	58,606,047.12	9.11
	576 – 600	552	71,894,403.37	11.18
	601 – 625	908	112,976,842.20	17.57
	626 – 650	960	130,019,705.60	20.22
	651 – 675	572	77,334,219.26	12.03
	676 – 700	371	58,134,208.31	9.04
	701 – 725	164	29,230,024.26	4.55
	726 – 750	116	18,691,654.69	2.91
	751 – 775	72	11,851,441.89	1.84
	776 – 800	20	4,304,079.22	0.67
	801 – 825	1	163,703.49	0.03
	Total:	4,746	643,031,791.60	100.00

Scheduled Balance	0.01 – 50,000.00	642	20,629,304.44	3.21
	50,000.01 – 100,000.00	1,298	98,685,705.36	15.35
	100,000.01 – 150,000.00	1,211	149,355,230.90	23.23
	150,000.01 – 200,000.00	676	117,213,092.20	18.23
	200,000.01 – 250,000.00	418	93,663,245.57	14.57
	250,000.01 – 300,000.00	228	61,855,457.87	9.62
	300,000.01 – 350,000.00	139	44,867,716.55	6.98
	350,000.01 – 400,000.00	75	28,630,036.08	4.45
	400,000.01 – 450,000.00	22	9,449,667.27	1.47
	450,000.01 – 500,000.00	24	11,441,356.44	1.78
	500,000.01 – 550,000.00	8	4,206,079.47	0.65
	550,000.01 – 600,000.00	4	2,306,245.15	0.36
	600,000.01 >=	1	728,654.27	0.11
	Total:	4,746	643,031,791.60	100.00

Original LTV	<= 50.00	90	8,174,094.30	1.27
	50.01 – 55.00	31	4,187,905.77	0.65
	55.01 – 60.00	61	7,963,460.52	1.24
	60.01 – 65.00	96	13,241,894.33	2.06
	65.01 – 70.00	195	26,258,792.03	4.08
	70.01 – 75.00	346	49,486,526.19	7.70
	75.01 – 80.00	2,098	307,938,706.80	47.89
	80.01 – 85.00	534	78,230,616.49	12.17
	85.01 – 90.00	587	86,108,276.54	13.39
	90.01 – 95.00	279	41,117,156.95	6.39
	95.01 – 100.00	429	20,324,361.69	3.16
	Total:	4,746	643,031,791.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Documentation Type	Full	3,346	433,052,698.80	67.35
	Alternative	3	389,657.40	0.06
	Reduced	409	69,497,976.58	10.81
	Stated Income / Stated Assets	951	135,038,405.60	21.00
	No Doc	37	5,053,053.14	0.79
	Total:	4,746	643,031,791.60	100.00

Occupancy Status	Primary	4,465	610,547,285.30	94.95
	Second Home	12	2,374,153.46	0.37
	Investment	269	30,110,352.78	4.68
	Total:	4,746	643,031,791.60	100.00

State	California	981	199,274,154.60	30.99
	Florida	643	73,555,858.49	11.44
	Illinois	217	30,169,891.34	4.69
	Washington	200	29,493,179.68	4.59
	Arizona	204	22,946,682.67	3.57
	Ohio	205	19,534,024.17	3.04
	Massachusetts	91	16,809,987.80	2.61
	Colorado	101	16,281,138.59	2.53
	Michigan	148	15,802,562.23	2.46
	New York	76	14,877,790.79	2.31
	New Jersey	91	14,434,009.42	2.24
	Pennsylvania	137	13,313,128.05	2.07
	Oregon	101	12,886,579.33	2.00
	Georgia	86	12,769,565.40	1.99
	North Carolina	105	12,253,374.87	1.91
	Other	1,360	138,629,864.20	21.56
	Total:	4,746	643,031,791.60	100.00

Purpose	Purchase	2,316	290,464,294.20	45.17
	Refinance – Rate Term	505	69,655,577.76	10.83
	Refinance – Cashout	1,925	282,911,919.60	44.00
	Total:	4,746	643,031,791.60	100.00

Product Type	ARM 2/28	1,785	275,392,869.90	42.83
	ARM 3/37	1,837	249,676,623.70	38.83
	ARM 5/25	4	1,020,958.00	0.16
	Fixed	1,120	116,941,340.00	18.19
	Total:	4746	643031791.6	100

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Property Type	Single Family Residence	3,777	510,734,925.60	79.43
	Condo	312	36,298,060.83	5.64
	2-4 Family	332	49,267,017.55	7.66
	PUD	304	45,293,221.53	7.04
	Manufactured Housing	21	1,438,566.04	0.22
	Total:	4,746	643,031,791.60	100.00

ARM Margin	0.01 – 4.00	24	5,508,902.76	1.05
	4.01 – 4.50	79	15,289,020.75	2.91
	4.51 – 5.00	197	33,940,431.08	6.45
	5.01 – 5.50	280	41,776,268.66	7.94
	5.51 – 6.00	633	94,339,734.25	17.93
	6.01 – 6.50	487	71,917,262.54	13.67
	6.51 – 7.00	650	103,831,909.40	19.74
	7.01 – 7.50	370	50,239,251.11	9.55
	7.51 – 8.00	304	38,462,051.67	7.31
	8.01 – 8.50	215	27,504,484.33	5.23
	8.51 – 9.00	182	20,896,479.24	3.97
	9.01 – 9.50	105	12,899,415.87	2.45
	9.51 – 10.00	64	6,494,058.76	1.23
	10.01 – 10.50	24	2,281,002.85	0.43
	10.51 >=	12	710,178.36	0.13
	Total:	3,626	526,090,451.60	100.00

ARM Months to Rate Reset	16 – 18	17	3,149,812.99	0.60
	19 – 21	645	92,949,927.59	17.67
	22 – 24	1,123	179,236,718.70	34.07
	25 – 27	1	127,918.21	0.02
	28 – 30	21	3,101,259.14	0.59
	31 – 33	599	86,561,554.47	16.45
	34 – 36	1,216	159,942,302.50	30.40
	37 >=	4	1,020,958.00	0.19
	Total:	3,626	526,090,451.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Arm Max Rate	9.50 <=	202	26,402,396.03	5.02
	9.51 - 13.00	289	52,650,400.38	10.01
	13.01 - 13.50	254	47,831,941.62	9.09
	13.51 - 14.00	406	70,247,057.52	13.35
	14.01 - 14.50	499	77,637,286.84	14.76
	14.51 - 15.00	634	88,025,548.61	16.73
	15.01 - 15.50	369	53,710,638.36	10.21
	15.51 - 16.00	345	45,607,287.39	8.67
	16.01 - 16.50	196	22,130,197.05	4.21
	16.51 - 17.00	205	22,263,964.95	4.23
	17.01 - 17.50	90	8,472,534.23	1.61
	17.51 - 18.00	68	6,040,505.54	1.15
	18.01 >=	69	5,070,693.10	0.96
	Total:	3,626	526,090,451.60	100.00

ARM Min Rate	<= 4.50	207	27,746,080.89	5.27
	4.51 - 6.00	73	14,196,377.46	2.7
	6.01 - 6.50	190	37,044,808.94	7.04
	6.51 - 7.00	342	63,762,246.12	12.12
	7.01 - 7.50	480	78,588,026.35	14.94
	7.51 - 8.00	632	90,714,363.34	17.24
	8.01 - 8.50	434	64,488,185.42	12.26
	8.51 - 9.00	445	61,375,565.07	11.67
	9.01 - 9.50	266	32,609,960.73	6.2
	9.51 - 10.00	275	27,746,,080.89	5.27
	10.01 - 10.50	112	14,196,377.46	2.70
	10.51 - 11.00	85	37,044,808.94	7.04
	11.01 - 11.50	45	63,762,246.12	12.12
	11.51 - 12.00	23	78,588,026.35	14.94
	12.01 - 12.50	11	90,714,363.34	17.24
	12.51 >=	6	64,488,185.42	12.26
	Total:	3,626	526,090,451.60	100.00

Initial Periodic Cap	1.00	1	127,310.37	0.02
	1.50	629	94,117,477.08	17.89
	2.00	4	1,043,658.75	0.20
	3.00	2,991	430,498,458.10	81.83
	5.00	1	303,547.35	0.06
	Total:	3,626	526,090,451.60	100.00

Subsequent Periodic Cap	1.00	1,964	271,695,750.8	51.64
	1.50	1,662	254,394,700.9	48.36
	Total:	3,626	526,090,451.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the �refunding, and is based off of rolled scheduled balances as of the 12/01/02 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	2,043
Total Outstanding Loan Balance	$322,303,380.91	Min	Max
Average Loan Current Balance	$157,759.85	$19,902.08	$728,654.27
Weighted Average Original LTV	81.41%
Weighted Average Coupon	7.90%	4.50%	13.49%
Arm Weighted Average Coupon	7.91%
Fixed Weighted Average Coupon	7.88%
Weighted Average Margin	6.83%	2.75%	11.43%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	2
% First Liens	100.00%
% Arms	78.7%
% Fixed	21.3%
% of Loans with Mortgage Insurance	0.1%

		Loan Count	Balance	%
Current Rate	0.01 – 5.50	21	4,304,357.17	1.34
	5.51 – 6.00	50	11,196,789.33	3.47
	6.01 – 6.50	132	29,195,638.81	9.06
	6.51 – 7.00	216	45,338,539.10	14.07
	7.01 – 7.50	266	49,572,467.46	15.38
	7.51 – 8.00	333	51,911,820.03	16.11
	8.01 – 8.50	239	36,833,398.97	11.43
	8.51 – 9.00	275	37,790,703.60	11.73
	9.01 – 9.50	183	21,606,966.32	6.70
	9.51 – 10.00	176	19,452,560.25	6.04
	10.01 – 10.50	58	6,240,857.82	1.94
	10.51 – 11.00	52	4,802,408.74	1.49
	11.01 – 11.50	21	2,301,367.00	0.71
	11.51 – 12.00	12	759,087.89	0.24
	12.01 – 12.50	5	217,989.67	0.07
	12.51 – 13.00	2	59,840.95	0.02
	13.01 – 13.50	2	718,587.82	0.22
	Total:	2,043	322,303,380.90	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

FICO	Not Available	1	41,237.53	0.01
	476 - 500	4	388,391.46	0.12
	501 - 525	86	9,827,768.22	3.05
	526 - 550	134	17,885,237.39	5.55
	551 - 575	222	29,360,035.46	9.11
	576 - 600	286	41,529,691.39	12.89
	601 - 625	360	57,764,745.67	17.92
	626 - 650	375	61,042,978.73	18.94
	651 - 675	235	39,696,850.42	12.32
	676 - 700	168	30,146,808.19	9.35
	701 - 725	70	15,139,603.72	4.70
	726 - 750	54	9,713,235.92	3.01
	751 - 775	34	6,294,330.23	1.95
	776 - 800	14	3,472,466.58	1.08
	Total:	2,043	322,303,380.90	100.00

Scheduled Balance	0.01 - 50,000.00	120	4,760,511.70	1.48
	50,000.01 - 100,000.00	608	46,521,136.15	14.43
	100,000.01 - 150,000.00	516	63,833,106.98	19.81
	150,000.01 - 200,000.00	280	48,300,985.33	14.99
	200,000.01 - 250,000.00	175	39,335,522.36	12.20
	250,000.01 - 300,000.00	91	24,834,321.59	7.71
	300,000.01 - 350,000.00	128	41,333,016.15	12.82
	350,000.01 - 400,000.00	66	25,252,778.05	7.84
	400,000.01 - 450,000.00	22	9,449,667.27	2.93
	450,000.01 - 500,000.00	24	11,441,356.44	3.55
	500,000.01 - 550,000.00	8	4,206,079.47	1.31
	550,000.01 - 600,000.00	4	2,306,245.15	0.72
	600,000.01 >=	1	728,654.27	0.23
	Total:	2,043	322,303,380.90	100.00

Original LTV	<= 50.00	39	3,390,720.49	1.05
	50.01 - 55.00	13	2,201,360.71	0.68
	55.01 - 60.00	32	4,776,382.42	1.48
	60.01 - 65.00	45	6,678,186.81	2.07
	65.01 - 70.00	81	12,419,711.24	3.85
	70.01 - 75.00	145	23,138,515.84	7.18
	75.01 - 80.00	887	145,078,481.80	45.01
	80.01 - 85.00	277	41,541,709.08	12.89
	85.01 - 90.00	323	50,479,694.99	15.66
	90.01 - 95.00	175	27,476,000.61	8.52
	95.01 - 100.00	26	5,122,616.92	1.59
	Total:	2,043	322,303,380.90	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Documentation Type	Full	1,485	221,172,405.80	68.62
	Alternative	3	389,657.40	0.12
	Reduced	136	28,217,537.86	8.75
	Stated Income / Stated Assets	382	67,470,726.72	20.93
	No Doc	37	5,053,053.14	1.57
	Total:	2,043	322,303,380.90	100.00

Occupancy Status	Primary	1,927	307,675,038.10	95.46
	Second Home	7	1,584,410.37	0.49
	Investment	109	13,043,932.39	4.05
	Total:	2,043	322,303,380.90	100.00

State	California	393	99,692,482.79	30.93
	Florida	350	43,171,823.43	13.39
	Illinois	103	17,168,880.25	5.33
	Ohio	116	11,233,638.69	3.49
	Michigan	90	9,928,869.95	3.08
	North Carolina	77	9,327,900.35	2.89
	Georgia	54	9,234,388.32	2.87
	Arizona	60	9,233,214.11	2.86
	Colorado	47	9,012,958.47	2.80
	Washington	39	8,976,239.99	2.79
	Pennsylvania	71	8,350,904.09	2.59
	Minnesota	49	8,198,700.66	2.54
	Massachusetts	36	7,891,886.38	2.45
	New Jersey	41	7,546,094.38	2.34
	Indiana	80	6,299,915.91	1.95
	Other	437	57,035,483.13	17.70
	Total:	2,043	322,303,380.90	100.00

Purpose	Purchase	752	122,571,897.00	38.03
	Refinance – Rate Term	268	37,728,225.02	11.71
	Refinance – Cashout	1,023	162,003,258.90	50.26
	Total:	2,043	322,303,380.90	100.00

Product Type	ARM 2/28	1,137	179,676,799.00	55.75
	ARM 3/27	438	73,171,170.20	22.70
	ARM 5/25	3	717,410.65	0.22
	Fixed	465	68,738,001.09	21.33
	Total:	2,043	322,303,380.90	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Property Type	Single Family Residence	1,722	270,924,649.20	84.06
	Condo	141	18,311,510.93	5.68
	2-4 Family	76	12,921,522.28	4.01
	PUD	98	19,763,832.47	6.13
	Manufactured Housing	6	381,866.07	0.12
	Total:	2,043	322,303,380.90	100.00

ARM Margin	0.01 - 4.00	8	2,408,314.92	0.95
	4.01 - 4.50	23	6,328,848.37	2.50
	4.51 - 5.00	103	21,431,405.28	8.45
	5.01 - 5.50	95	18,044,021.04	7.12
	5.51 - 6.00	189	35,902,599.91	14.16
	6.01 - 6.50	171	2,708,5015.9	10.68
	6.51 - 7.00	217	43,256,151.94	17.06
	7.01 - 7.50	199	26,793,090.95	10.57
	7.51 - 8.00	138	18,636,477.04	7.35
	8.01 - 8.50	132	17,813,575.69	7.03
	8.51 - 9.00	121	15,367,580.34	6.06
	9.01 - 9.50	92	11,810,223.97	4.66
	9.51 - 10.00	55	5,757,610.17	2.27
	10.01 - 10.50	23	2,220,285.93	0.88
	10.51 >=	12	710,178.36	0.28
	Total:	1,578	253,565,379.80	100.00

ARM Months to Rate Reset	16 - 18	7	1,409,117.92	0.56
	19 - 21	449	66,015,895.55	26.04
	22 - 24	680	112,123,867.30	44.22
	25 - 27	1	127,918.21	0.05
	28 - 30	8	1,503,716.69	0.59
	31 - 33	90	17,312,906.31	6.83
	34 - 36	340	54,354,547.21	21.44
	37 >=	3	717,410.65	0.28
	Total:	1,578	253,565,379.80	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Arm Max Rate	9.50 <=	202	26,402,396.03	10.41
	9.51 - 13.00	178	34,521,313.43	13.61
	13.01 - 13.50	107	22,370,734.06	8.82
	13.51 - 14.00	168	33,133,420.98	13.07
	14.01 - 14.50	180	34,052,560.13	13.43
	14.51 - 15.00	207	34,764,377.93	13.71
	15.01 - 15.50	149	24,661,495.53	9.73
	15.51 - 16.00	144	19,421,714.09	7.66
	16.01 - 16.50	83	9,430,796.22	3.72
	16.51 - 17.00	86	8,441,711.88	3.33
	17.01 - 17.50	32	2,934,205.27	1.16
	17.51 - 18.00	23	1,842,837.64	0.73
	18.01 >=	19	1,587,816.64	0.63
	Total:	1,578	253,565,379.80	100.00

ARM Min Rate	<= 4.50	207	27,746,080.89	10.94
	4.51 - 6.00	50	10,571,822.17	4.17
	6.01 - 6.50	90	19,876,120.74	7.84
	6.51 - 7.00	144	32,418,037.66	12.78
	7.01 - 7.50	187	35,880,721.00	14.15
	7.51 - 8.00	226	36,974,640.56	14.58
	8.01 - 8.50	166	28,009,602.93	11.05
	8.51 - 9.00	173	25,418,747.60	10.02
	9.01 - 9.50	119	15,149,263.91	5.97
	9.51 - 10.00	124	13,055,091.31	5.15
	10.01 - 10.50	41	4,388,713.82	1.73
	10.51 - 11.00	26	2,149,803.18	0.85
	11.01 - 11.50	15	1,505,393.54	0.59
	11.51 - 12.00	5	244,472.17	0.10
	12.01 - 12.50	3	117,027.39	0.05
	12.51 >=	2	59,840.95	0.02
	Total:	1,578	253,565,379.8	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Initial Periodic Cap	1.50	55	14,818,153.77	5.84
	2.00	4	1,043,658.75	0.41
	3.00	1,519	237,703,567.30	93.74
	Total:	1,578	253,565,379.80	100.00

Subsequent Periodic Cap	1.00	1,316	182,279,321.80	71.89
	1.50	262	71,286,058.06	28.11
	Total:	1,578	253,565,379.80	100.00